--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                                 Spectrum Funds
--------------------------------------------------------------------------------
                                  June 30, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

Spectrum Funds

* Large-cap U.S. growth stocks and European stocks posted outstanding gains, while domestic bond returns were average. U.S. small-caps and value stocks trailed, and stocks and bonds elsewhere in the world fared poorly.

* Spectrum Growth delivered double-digit 6- and 12-month returns but lagged its more narrowly focused peers.

* Spectrum Income continued to enjoy the benefits of diversification, notching solid returns and maintaining a lead in 12-month performance over its Lipper benchmark.

* Spectrum International was hurt by exposure to Japanese stocks and to emerging markets. The fund's 6- and 12-month returns fell short of its peer group.

* Given the high stock valuations here and in Europe, and uncertain economic outlooks elsewhere, we believe shareholders will be well served by the funds' broad diversification.

FELLOW SHAREHOLDERS

     After enjoying strong gains in the first three months of 1998, many global markets faltered in the second quarter as the Asian economic crisis reared its head again. However, growth-oriented U.S. blue chips and most European markets posted solid returns for the quarter and ended the first half with blistering gains, leaving Asian and emerging markets, and U.S. small-caps and value stocks, far behind. The domestic bond market provided average returns, with investor enthusiasm refocused on U.S. Treasuries.

     Because each is designed to provide investors with exposure to diverse sectors of the market, all three Spectrum Funds participated in both the leading and lagging sectors of their markets. The funds delivered solid returns in an absolute sense over the past six months, and Spectrum Income Fund led its peer group over the past 12 months. Both Spectrum Growth Fund and Spectrum International Fund, however, lagged their Lipper benchmarks over the 6- and 12-month periods.

MARKET ENVIRONMENT

     Confounding the skeptics, U.S. stocks as measured by the unmanaged S&P 500 Stock Index continued their breathtaking run in the first half, pausing for brief corrections in January and in April and May. The positive backdrop of declining interest rates, strong domestic growth, low unemployment, negligible inflation, and strong corporate profitability spurred stocks to new records by early spring, with autumn's Asian economic crisis fading into memory. The crisis entered a second phase in April, however, and in response many U.S. stocks came well off their highs for the year. The handful of premier, large-cap growth companies that dominate the market averages outperformed all others, with the exception of some technology stocks that surged in late June. Growth generally outperformed value, and high-dividend stocks lagged. The S&P 500 gained 17.71% in the first half.

     [Edgar Description: chart showing 30-year Treasury Bond, 5-year Treasury Note, 90-Day Treasury Bill for 12 months ended 6/30/98.]

     The  resurfacing  of the  Asian  crisis  caused a flight  to safety in U.S.
Treasuries. Economic weakness abroad convinced investors that the Federal Reserve would not raise interest rates to cool robust domestic growth. By April, the 30-year Treasury yield had begun yet another leg downward, falling to a multi-decade low of 5.65% by the end of June. The domestic bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.93% in the first half. Most sectors of the bond market provided decent returns in the period, though mortgage bonds lagged somewhat as prepayments increased.

     High-quality international bonds fared relatively well in the first half in the face of a stronger U.S. dollar, but emerging market debt fell sharply, more than erasing first quarter gains and continuing the slide that began late last year. The J.P. Morgan Non-U.S. Dollar Government Bond Index gained 2.66% in the first half.

     International stock markets diverged widely in the first six months of the year, with European stocks outpacing even the strong U.S. market with a 26.67% gain, as measured by the MSCI Europe Index. The Japanese market fell 2.52%, other Asian markets fell 16.81%, and Latin America fared the worst, falling 19.80%, according to their respective MSCI regional indices. Overall, the international markets rose 16.08%, as measured by the MSCI EAFE Index.

SPECTRUM GROWTH FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/98                                  6 Months        12 Months
--------------------------------------------------------------------------------
Spectrum Growth Fund .........................           10.67%           16.94%
Lipper Growth & Income
Fund Index ...................................           11.62            22.14
================================================================================

     Your fund returned 10.67% in the first half and 16.94% for the past 12 months. Only large-cap U.S. growth stocks and European stocks have been strong in the past six months, and your fund's exposure to other segments of the market necessarily detracted from its comparative performance. Your fund's charter is to pursue a broadly diversified strategy including investments in small-caps, large-cap growth and value stocks, international stocks, and natural resource stocks. As a result, Spectrum Growth Fund lagged the Lipper Growth & Income Fund Index, which mainly follows the performance of large-cap domestic-oriented funds (see table on page 2).

     The best performers over the 6- and 12-month periods were the Blue Chip Growth and Growth Stock funds, since investors have continued to favor large-cap growth stocks. In the first half, the fund's exposure to high-dividend, value stocks through the Equity Income and Growth & Income funds, ownership of small-cap growth stocks through the New Horizons Fund, and modest allocation to the Mid-Cap Value and New Era funds, the latter of which focuses on natural resource stocks, limited its return. The fund's allocation to the International Stock Fund, which restrained 12-month performance, provided a modest benefit in the first half of the year.

     [Spectrum Growth Fund Pie chart based on net assets as of 6/30/98, with the following segments: domestic stocks, 67%; international stocks, 28%; money markets, 4%; bonds, 1%]

     Your fund's sector allocations changed slightly from the beginning of the year. We shifted some assets from the Equity Income and Growth & Income funds to the Blue Chip Growth and Growth Stock funds, which benefited performance. The portfolio is now more evenly distributed among our core large-cap domestic stock funds than in the past. We also reduced our allocation to natural resource stocks. As in 1997, we continued to slightly increase exposure to the New Horizons Fund, as weak performance by faster-growing small companies and technology stocks created lower valuations and buying opportunities. Your fund continued to increase its foreign exposure to take advantage of lower valuations and now has 28% of net assets in international stocks. Market leadership worldwide inevitably rotates from one region or group of nations to another, and from one style of investing to another. We continue to believe that a diversified strategy including growth and value stocks, large-caps and small-caps, and foreign and domestic equities will provide long-term benefits to the patient investor.

SPECTRUM INCOME FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/98                                 6 Months         12 Months
--------------------------------------------------------------------------------
Spectrum Income Fund ........................            4.13%            11.22%
Lipper General Bond
Funds Average ...............................            4.26              9.76
================================================================================

     A generally positive bond market in the first half helped the fund achieve a 4.13% total return, slightly lagging the Lipper General Bond Funds Average (see table). For the past 12 months, your fund's solid 11.22% total return continued to outpace its peers. The fund's approximately 15% weighting in the Equity Income Fund (which focuses on high-dividend stocks) was again positive for the fund's return, as was its 19% weighting in the High Yield Fund and a smaller allocation to the U.S. Treasury Long-Term Fund.

     The Treasury market, despite declining yields, continued to appeal to global investors seeking stability and liquidity in dollar-denominated assets. As the Asian crisis seemed likely to slow U.S. economic growth, investors drove down long-term Treasury yields, resulting in attractive capital gains for holders of Treasury bonds. Our position in long-term Treasuries, initiated in the latter half of last year, continued to prove timely.

     High-yield bonds got off to the strongest start in the first quarter, but added only fractionally to their gains in the second quarter as investors began to worry about the sustainability of corporate earnings. Still, the High Yield Fund was our third-best performer in the first half and boosted fund returns. Earnings worries kept gains in high-quality corporate bonds modest, as represented by your fund's 30% weighting in the New Income Fund. Rising mortgage prepayments also limited gains in mortgage bonds, represented by our holding in the GNMA Fund.

     International bonds were disappointing, and your fund's small position in the Emerging Markets Bond Fund was a negative contributor in the first half. Higher-quality international bonds recovered only somewhat from last year's losses.

     [Spectrum Income Fund pie chart, based on net assets as of 6/30/98, with the following segments: high-grade bonds, 54%; high-yield bonds, 19%; stocks, 14%; international bonds, 10%; money markets, 3%]

     We have shifted our asset allocation target slightly since year-end, reducing exposure to the GNMA Fund to 18.5% from 19.5%, because further declines in interest rates will spur increased mortgage prepayments, or refinancings. We also slightly reduced our weighting in the Equity Income Fund to 14%. We are in the process of shifting all the assets in Summit Cash Reserves, a money market fund, to the International Bond and Emerging Markets Bond funds to capitalize on buying opportunities created by lower valuations. Our allocation to long-term Treasuries, where we now have a 7% weighting, has been increased to take advantage of declining rates.

SPECTRUM INTERNATIONAL FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/98                                   6 Months       12 Months
--------------------------------------------------------------------------------
Spectrum International Fund ...................           10.06%           1.37%
Lipper International
Funds Average .................................           15.50            8.19
================================================================================

     Our 10.06% return for the first six months of the year lagged the 15.50% gain of the Lipper International Funds Average. Over the past 12 months, international markets and the Spectrum International Fund have been weak in both absolute and relative terms. Your fund gained just 1.37% in the past year, compared with 8.19% for its peers, many of which do not share our 10% weighting in bonds. Many competing funds also have somewhat less exposure to stocks in Japan and the rest of Asia.

     Though the fund has a healthy 62% allocation to European stocks-the best-performing equities in the world in the first half-our modest exposure to declining non-European stocks and to struggling international bonds was enough to hold down performance. Except for the International Stock and European Stock funds, our investments in other T. Rowe Price international funds are all near the lower end of their established ranges.

     [Spectrum International Fund pie chart, based on net assets as of 6/30/98, with the following segments: Europe, 62%; Japan, 17%%; Latin America, 7%, Far East, 5%; Other and Reserves, 9%]

     The fund's most significant investment remains in the International Stock Fund, at 50% of assets- a neutral weighting given the fund's established range. (See table on page 10.) That fund gained 13.71% in the past six months and 4.38% in the past year. The European Stock Fund, at 22.6%, is our second-largest investment and is in the high end of its permitted range. Its gains of 24.23% year-to-date and 30.80% over the past 12 months could not completely offset the weakness in virtually every other world market.

     Our fund allocations remain unchanged from the beginning of the year. While European stocks are a bit rich after their recent gains, long-term fundamentals there are solid, especially when compared with the uncertain outlook for the rest of the world outside the U.S. In addition, a sharpened focus by corporate management on shareholder value should be positive for European equities down the road. We continue to underweight Japan slightly, with an overall 17% weighting versus 21% for the MSCI EAFE Index. The ruling party's latest plans to restructure Japan's financial system and support the economy sound encouraging, but we will wait to assess their actual implementation. Meanwhile, Japan faces greater political uncertainty than ever in recent history, as evidenced by the recent resignation of Prime Minister Ryutaro Hashimoto. We don't know when Japan's fortunes will improve, but all bear markets end, and it is necessary to remain invested to benefit from the inevitable rebound.

     Developments in the rest of Asia are even more discouraging, and our exposure outside Japan is a mere 5%. Smaller economies in Asia seem unable to trade their way out of difficulty, and increasingly those governments seem to favor inflating their way out of their debt crises.

     Economic fundamentals and corporate attitudes toward shareholders are more constructive in Latin America, and we retain a 7% exposure to the region. Valuations in Latin America are compelling, in our view. We are hopeful that these markets can decouple themselves from events in Asia and perform well over the balance of the year.

OUTLOOK

     Though the U.S. and European economies remain strong, the Asian crisis is now clearly slowing overseas demand for American products and restraining earnings growth for multinational companies. Given that backdrop, we continue to feel the Federal Reserve is unlikely to raise interest rates any time soon, especially with the situation in Asia as uncertain as ever. While reduced earnings expectations may crimp the U.S. stock market's gains, the interest rate environment should continue to be supportive. There's no telling when market sentiment will shift back in favor of small-caps and high-dividend value stocks, but these shifts can happen unexpectedly. Given that small-caps are at their lowest valuations relative to large-caps since 1990, and that the S&P 500 is at historically high valuations in terms of price/earnings ratio and low dividend yield, we think our policy of retaining exposure to each market segment is wise. Our small-cap growth and large-cap value approaches have produced superior returns historically, and should continue to do so over the long-term.

     Overseas, we are likely to see continued volatility and sharp variations in performance from one country to the next. We remain positive on the long-term outlook for European markets. Declines in Asia and Latin America have created attractive buying opportunities, which the Spectrum Funds are well positioned to capitalize on.

     The financial markets, as always, are unpredictable, and we continue to believe that a well-diversified strategy can help cushion the impact of significant declines in particular market segments. We will invest the Spectrum Funds broadly to seek solid long-term growth with reduced variability of returns from year to year.

Respectfully submitted,

/s/

Peter Van Dyke
President and Chairman of the Investment Advisory Committee
July 27, 1998

T. Rowe Price Spectrum Funds
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

Key statistics
                                                          12/31/97      6/30/98
Spectrum Income Fund
--------------------------------------------------------------------------------
Price Per Share ......................................      $11.66       $11.77
Capital Gain Distribution Per Share
     Short-Term ......................................        0.01         --
     Long-Term .......................................        0.14         0.01
Dividends Per Share
     For 6 months ....................................        0.36         0.36
     For 12 months ...................................        0.71         0.71
Dividend Yield *
     For 6 months ....................................        6.13%        6.22%
     For 12 months ...................................        6.39         6.27
30-Day Standardized Yield ............................        6.05%        6.08%
Weighted Average Maturity (years)** ..................         9.5         10.0
Weighted Average Effective Duration (years)** ........         4.1          4.2
Weighted Average Quality *** .........................         AA-            A

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Excludes Equity Income Fund.
***  Based on T. Rowe Price research; excludes Equity Income Fund.
================================================================================

T. Rowe Price Spectrum Funds
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
                                                                      Percent of
(Of the combined underlying funds at 6/30/98)                         Net Assets
                                                                         6/30/98
Spectrum Growth Fund
--------------------------------------------------------------------------------
Royal Dutch Petroleum ...................................................   0.8%
National Westminster Bank ...............................................   0.5
Paychex 0.5
SmithKline Beecham ......................................................   0.4
Nestle ..................................................................   0.4
--------------------------------------------------------------------------------
ING Groep ...............................................................   0.4
Wolters Kluwer ..........................................................   0.4
GE ......................................................................   0.3
Diageo ..................................................................   0.3
Glaxo Wellcome ..........................................................   0.3
--------------------------------------------------------------------------------
Total ...................................................................   4.3%

TEN LARGEST HOLDINGS
                                                                      Percent of
(Of the combined underlying funds at 6/30/98)                         Net Assets
                                                                         6/30/98
Spectrum International Fund
--------------------------------------------------------------------------------
National Westminster Bank ...............................................   1.8%
Royal Dutch Petroleum ...................................................   1.7
SmithKline Beecham ......................................................   1.5
ING Groep ...............................................................   1.4
Nestle ..................................................................   1.3
--------------------------------------------------------------------------------
Diageo ..................................................................   1.2
Glaxo Wellcome ..........................................................   1.2
KBC Bankverzekerin ......................................................   1.1
Telebras ................................................................   1.0
SAP .....................................................................   1.0
--------------------------------------------------------------------------------
Total ...................................................................  13.2%
================================================================================

T. Rowe Price Spectrum Funds
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TARGET ALLOCATIONS for Underlying fundS
                                                         Minimum-      Target at
                                                          Maximum        6/30/98
Spectrum Growth Fund
--------------------------------------------------------------------------------
New Horizons ..................................            10-25%          19.0%
New Era 0-15 ..................................                             5.0
Growth Stock ..................................              5-20          12.5
Growth & Income 7.5-22.5 ......................                            12.0
Equity Income .................................          7.5-22.5          12.0
International Stock ...........................             10-25          22.5
Mid-Cap Value .................................              0-15           4.0
Blue Chip Growth ..............................              5-20          13.0
Summit Cash Reserves ..........................              0-25           0.0

Spectrum Income Fund
--------------------------------------------------------------------------------
Summit Cash Reserves ..........................              0-25           0.0
Short-Term Bond 0-15 ..........................                             0.0
GNMA ..........................................              5-20          18.5
New Income ....................................             15-30          30.0
High Yield ....................................             10-25          19.0
International Bond ............................              5-20           8.5
U.S. Treasury Long-Term 0-15 ..................                             7.0
Equity Income .................................             10-25          14.0
Emerging Markets Bond .........................              0-10           3.0

Spectrum International Fund
--------------------------------------------------------------------------------
International Stock ...........................             35-65          50.0
European Stock ................................              0-30          22.5
Japan .........................................              0-30           9.5
New Asia ......................................              0-20           3.5
Latin America .................................              0-15           1.5
Emerging Markets Stock ........................              0-20           3.0
International Bond ............................              0-20           5.0
Emerging Markets Bond .........................              0-15           5.0
International Discovery 0-20 ..................                             0.0
Summit Cash Reserves ..........................              0-25           0.0
================================================================================

T. Rowe Price Spectrum Funds
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Spectrum Growth Fund SEC graph shown here]

[Spectrum Inocme Fund SEC graph shown here]

T. Rowe Price Spectrum Funds
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

[Spectrum International Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                              Since    Inception
Periods Ended 6/30/98                  1 Year    5 Years  Inception         Date
Spectrum Growth Fund .............     16.94%     18.38%     15.31%      6/29/90
Spectrum Income Fund .............     11.22       8.98      10.30       6/29/90
Spectrum International Fund ......      1.37       --         8.35      12/31/96

     Investment return represents past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Spectrum Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                              6 Months            Year
                                                 Ended           Ended
                                               6/30/98        12/31/97        12/31/96        12/31/95      12/31/94      12/31/93
NET ASSET VALUE
Beginning of period ....................     $   15.93       $   15.13       $   13.49       $   11.13       $ 11.87       $ 10.54
Investment activities
        Net investment income ..........          0.04            0.20            0.20            0.21          0.17          0.16
        Net realized and
        unrealized gain (loss) .........          1.66            2.40            2.57            3.12         (0.01)         2.05
        Total from
        investment activities ..........          1.70            2.60            2.77            3.33          0.16          2.21
Distributions
        Net investment income ..........          --             (0.20)          (0.20)          (0.21)        (0.17)        (0.16)
        Net realized gain ..............          --             (1.60)          (0.93)          (0.76)        (0.73)        (0.72)
        Total distributions ............          --             (1.80)          (1.13)          (0.97)        (0.90)        (0.88)
NET ASSET VALUE
End of period ..........................     $   17.63       $   15.93       $   15.13       $   13.49       $ 11.13       $ 11.87
Ratios/Supplemental Data
Total return^ ..........................         10.67%          17.40%          20.53%          29.96%         1.40%        20.98%
Ratio of expenses to
average net assets .....................          0.00%*          0.00%           0.00%           0.00%         0.00%         0.00%
Ratio of net investment
income to average
net assets .............................          0.61%+          1.26%           1.58%           1.81%         1.60%         1.57%
Portfolio turnover rate ................          19.3%+          20.4%            2.9%            7.4%         20.7%          7.0%
Net assets, end of period
(in millions) ..........................     $   2,859       $   2,605       $   2,104       $   1,358       $   879       $   585

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions [and payment of no redemption or account fees].
+    Annualized.
*    See Note 3. The annualized  weighted  average expense ratio of the underlying funds was 0.84% for the six months ended June 30,
     1998.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                               6 Months             Year
                                                  Ended            Ended
                                                6/30/98         12/31/97        12/31/96      12/31/95      12/31/94      12/31/93
NET ASSET VALUE
Beginning of period .....................     $   11.66        $   11.20       $   11.24       $ 10.11       $ 11.11       $ 10.70
Investment activities
        Net investment income ...........          0.36             0.71            0.71         0. 72          0.69          0.69
        Net realized and
        unrealized gain (loss) ..........          0.12             0.61            0.11          1.16         (0.90)         0.60
        Total from
        investment activities ...........          0.48             1.32            0.82          1.88         (0.21)         1.29
Distributions
        Net investment income ...........         (0.36)           (0.71)          (0.71)        (0.72)        (0.69)        (0.69)
        Net realized gain ...............         (0.01)           (0.15)          (0.15)        (0.03)        (0.10)        (0.19)
        Total distributions .............         (0.37)           (0.86)          (0.86)        (0.75)        (0.79)        (0.88)
NET ASSET VALUE
End of period ...........................     $   11.77        $   11.66       $   11.20       $ 11.24       $ 10.11       $ 11.11
Ratios/Supplemental Data
Total return^ ...........................          4.13%           12.18%           7.64%        19.41%        (1.94)%       12.36%
Ratio of expenses to
average net assets ......................          0.00%*           0.00%           0.00%         0.00%         0.00%         0.00%
Ratio of net investment
income to average
net assets ..............................          6.12%+           6.21%           6.46%         6.43%         6.48%         6.19%
Portfolio turnover rate .................           9.8%+           14.1%           17.6%         20.2%         23.1%         14.4%
Net assets, end of period
(in millions) ...........................     $   2,446        $   2,022       $   1,356       $   987       $   625       $   588

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions [and payment of no redemption or account fees].
+    Annualized.
*    See Note 3. The annualized  weighted  average expense ratio of the underlying funds was 0.78% for the six months ended June 30,
     1998.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 6 Months                 12/31/96
                                                                                                    Ended                  Through
                                                                                                  6/30/98                 12/31/97
NET ASSET VALUE
Beginning of period ..............................................................             $     9.74               $    10.00
Investment activities
        Net investment income ....................................................                   0.04                     0.15
        Net realized and unrealized gain (loss) ..................................                   0.94                    0.09#
        Total from investment activities .........................................                   0.98                     0.24
Distributions
        Net investment income ....................................................                   --                      (0.15)
        Net realized gain ........................................................                   --                      (0.35)
        Total distributions ......................................................                   --                      (0.50)
NET ASSET VALUE
End of period ....................................................................             $    10.72               $     9.74
Ratios/Supplemental Data
Total return^ ....................................................................                  10.06%                    2.42%
Ratio of expenses to average net assets ..........................................                   0.00%*                   0.00%
Ratio of net investment income to average net assets .............................                   0.94%+                   2.23%
Portfolio turnover rate ..........................................................                   15.7%+                   20.0%
Net assets, end of period (in thousands) .........................................             $   57,415               $   51,050

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions [and payment of no redemption or account fees].
+    Annualized.
*    See Note 3. The annualized  weighted  average expense ratio of the underlying funds was 1.01% for the six months ended June 30,
     1998.
#    The amount presented is calculated  pursuant to a methodology  prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the Fund's aggregate gains and losses because of the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

                                           Percent of
                                           Net Assets         Shares       Value

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
In thousands

T. Rowe Price International Stock Fund ......    22.3%    41,735,825    $636,889
T. Rowe Price New Horizons Fund .............    19.2     21,844,527     549,171
T. Rowe Price Blue Chip Growth Fund .........    13.3     13,363,116     379,379
T. Rowe Price Growth Stock Fund .............    12.7     10,705,108     362,475
T. Rowe Price Growth & Income Fund ..........    11.9     12,119,047     340,667
T. Rowe Price Equity Income Fund ............    11.8     12,396,705     338,182
T. Rowe Price New Era Fund ..................     4.8      5,163,243     137,755
T. Rowe Price Mid-Cap Value Fund ............     4.1      7,591,419     116,528

Total Investments
100.1% of Net Assets (Cost $2,144,877) ......                        $ 2,861,046

Other Assets Less Liabilities ...............                            (2,189)

NET ASSETS ..................................                       $  2,858,857
Net Assets Consist of:
Accumulated net investment income - net of distributions                 $ 7,775
Accumulated net realized gain/loss - net of distributions                 56,913
Net unrealized gain (loss) ..................                            716,169
Paid-in-capital applicable to 162,122,924 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares of
Spectrum authorized .........................                          2,078,000

NET ASSETS ..................................                       $ 2,858,857

NET ASSET VALUE PER SHARE ...................                       $      17.63

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

                                              Percent of
                                              Net Assets       Shares      Value
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
In thousands

T. Rowe Price New Income Fund ..................   29.6%   79,733,721   $725,577
T. Rowe Price High Yield  Fund .................   19.0    52,662,113    464,480
T. Rowe Price GNMA Fund ........................   18.4    46,941,493    449,230
T. Rowe Price Equity Income Fund ...............   13.9    12,499,492    340,986
T. Rowe Price International Bond Fund ..........    7.7    19,667,433    188,414
T. Rowe Price U.S. Treasury Long-Term Fund .....    7.1    14,857,279    172,642
T. Rowe Price Emerging Markets Bond Fund .......    2.9     5,588,077     70,130
T. Rowe Price Summit Cash Reserves Fund ........    1.5    36,231,495     36,231

Total Investments
100.1% of Net Assets (Cost $2,324,510) .........                     $ 2,447,690

Other Assets Less Liabilities ..................                         (2,020)

NET ASSETS .....................................                     $ 2,445,670
Net Assets Consist of:
Accumulated net investment income - net of distributions             $       111
Accumulated net realized gain/loss - net of distributions                  6,851
Net unrealized gain (loss) ......................                        123,180
Paid-in-capital applicable to 207,766,199 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares of
Spectrum authorized .............................                      2,315,528

NET ASSETS ......................................                    $ 2,445,670

NET ASSET VALUE PER SHARE .......................                    $     11.77

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

                                             Percent of
                                             Net Assets       Shares      Value
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
In thousands

T. Rowe Price International Stock Fund ...        50.2%    1,889,044   $ 28,827
T. Rowe Price European Stock Fund ........        22.6       538,820     12,959
T. Rowe Price Japan Fund .................         9.7       841,607      5,588
T. Rowe Price International Bond Fund ....         5.1       304,125      2,913
T. Rowe Price Emerging Markets Bond Fund .         4.9       222,138      2,788
T. Rowe Price New Asia Fund ..............         3.3       426,888      1,921
T. Rowe Price Emerging Markets Stock Fund          2.8       164,086      1,608
T. Rowe Price Latin America Fund .........         1.5        92,232        842

Total Investments
100.1% of Net Assets (Cost $56,187) ......                             $ 57,446

Other Assets Less Liabilities ............                                  (31)

NET ASSETS ...............................                             $ 57,415
Net Assets Consist of:
Accumulated net investment income - net of distributions               $     245
Accumulated net realized gain/loss - net of distributions                    589
Net unrealized gain (loss) ...............                                 1,259
Paid-in-capital applicable to 5,353,776 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares of
Spectrum authorized ......................                                55,322

NET ASSETS ...............................                             $  57,415

NET ASSET VALUE PER SHARE ................                             $   10.72

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Funds
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

====================================================================================================================================
Statement of Operations
------------------------------------------------------------------------------------------------------------------------------------
In thousands                                                                             Growth             Income     International
                                                                                           Fund               Fund              Fund
                                                                                       6 Months           6 Months          6 Months
                                                                                          Ended              Ended             Ended
                                                                                        6/30/98            6/30/98           6/30/98
Investment Income
        Income distributions from underlying funds ........................            $  6,953            $68,767            $  212
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Sale of underlying funds ..........................................              45,109              5,485               350
        Capital gain distributions
        from underlying funds .............................................               5,382              2,153                36
        Net realized gain (loss) ..........................................              50,491              7,638               386
Change in net unrealized gain or loss .....................................             219,682             13,310             4,528
Net realized and unrealized gain (loss) ...................................             270,173             20,948             4,914
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ....................................................            $277,126            $89,715            $5,126

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                  6 Months                     Year
                                                                                                     Ended                    Ended
                                                                                                   6/30/98                 12/31/97
Increase (Decrease) in Net Assets
Operations
        Investment income ........................................................             $     6,953              $    30,195
        Net realized gain (loss) .................................................                  50,491                  241,513
        Change in net unrealized gain or loss ....................................                 219,682                  107,050
        Increase (decrease) in net assets from operations ........................                 277,126                  378,758
Distributions to shareholders
        Investment income ........................................................                     (14)                 (29,390)
        Net realized gain ........................................................                      --                 (235,060)
        Decrease in net assets from distributions ................................                     (14)                (264,450)
Capital share transactions *
        Shares sold ..............................................................                 300,855                  581,730
        Distributions reinvested .................................................                      --                  260,813
        Shares redeemed ..........................................................                (324,375)                (455,680)
        Increase (decrease) in net assets from capital
        share transactions .......................................................                 (23,520)                 386,863
Net Assets
Increase (decrease) during period ................................................                 253,592                  501,171
Beginning of period ..............................................................               2,605,265                2,104,094
End of period ....................................................................             $ 2,858,857              $ 2,605,265
*Share information
        Shares sold ..............................................................                  17,670                   35,829
        Distributions reinvested .................................................                      --                   16,665
        Shares redeemed ..........................................................                 (19,135)                 (27,933)
        Increase (decrease) in shares outstanding ................................                  (1,465)                  24,561

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                  6 Months                     Year
                                                                                                     Ended                    Ended
                                                                                                   6/30/98                 12/31/97
Increase (Decrease) in Net Assets
Operations
        Investment income ........................................................             $    68,767              $   101,589
        Net realized gain (loss) .................................................                   7,638                   26,871
        Change in net unrealized gain or loss ....................................                  13,310                   63,392
        Increase (decrease) in net assets from operations ........................                  89,715                  191,852
Distributions to shareholders
        Investment income ........................................................                 (68,767)                (101,589)
        Net realized gain ........................................................                  (1,814)                 (25,467)
        Decrease in net assets from distributions ................................                 (70,581)                (127,056)
Capital share transactions *
        Shares sold ..............................................................                 649,319                  847,820
        Distributions reinvested .................................................                  65,174                  117,122
        Shares redeemed ..........................................................                (310,184)                (363,481)
        Increase (decrease) in net assets from capital
        share transactions .......................................................                 404,309                  601,461
Net Assets
Increase (decrease) during period ................................................                 423,443                  666,257
Beginning of period ..............................................................               2,022,227                1,355,970
End of period ....................................................................             $ 2,445,670              $ 2,022,227
*Share information
        Shares sold ..............................................................                  55,095                   74,079
        Distributions reinvested .................................................                   5,529                   10,200
        Shares redeemed ..........................................................                 (26,297)                 (31,887)
        Increase (decrease) in shares outstanding ................................                  34,327                   52,392

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                    6 Months               12/31/96
                                                                                                       Ended                Through
                                                                                                     6/30/98               12/31/97
Increase (Decrease) in Net Assets
Operations
        Investment income ............................................................              $    212               $    784
        Net realized gain (loss) .....................................................                   386                  1,955
        Change in net unrealized gain or loss ........................................                 4,528                 (3,269)
        Increase (decrease) in net assets from operations ............................                 5,126                   (530)
Distributions to shareholders
        Investment income ............................................................                    --                   (751)
        Net realized gain ............................................................                    --                 (1,752)
        Decrease in net assets from distributions ....................................                    --                 (2,503)
Capital share transactions *
        Shares sold ..................................................................                11,803                 69,234
        Distributions reinvested .....................................................                    --                  2,414
        Shares redeemed ..............................................................               (10,564)               (17,565)
        Increase (decrease) in net assets from capital
        share transactions ...........................................................                 1,239                 54,083
Net Assets
Increase (decrease) during period ....................................................                 6,365                 51,050
Beginning of period ..................................................................                51,050                   --
End of period ........................................................................              $ 57,415               $ 51,050
*Share information
        Shares sold ..................................................................                 1,118                  6,668
        Distributions reinvested .....................................................                    --                    248
        Shares redeemed ..............................................................                (1,007)                (1,673)
        Increase (decrease) in shares outstanding ....................................                   111                  5,243

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Funds
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     T. Rowe Price Spectrum Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds), are the three portfolios established by the corporation. Operations commenced on June 29, 1990 for Spectrum Growth and Spectrum Income Funds, and on December 31, 1996 for Spectrum International Fund.

     Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying funds). Spectrum Growth Fund principally seeks long-term capital appreciation and growth of income by allocating its assets to underlying funds that invest primarily in stocks. Spectrum Income Fund strives to provide a high level of current income with moderate share price fluctuation, by investing in underlying funds that invest primarily in fixed income securities. The objective of Spectrum International Fund is to provide long-term capital appreciation through allocations to underlying funds that invest primarily in international stocks and, to a lesser degree, international bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PREPARATION The financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund on the day of valuation.

     Assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     DISTRIBUTIONS Income and capital gain distributions from the underlying funds and distributions to the Spectrum Funds' shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions to the Spectrum Funds' shareholders are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

     FEDERAL INCOME Taxes No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     OTHER Income is recorded on the accrual basis. Purchases and sales of the underlying funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

NOTE 2 - INVESTMENTS IN UNDERLYING FUNDS

     Purchases and sales of the underlying funds for the six months ended June 30, 1998, were as follows:
================================================================================
                                    Growth              Income     International
                                      Fund                Fund              Fund
Purchases                     $261,143,000        $517,823,000        $5,179,000
Sales                          274,842,000         112,643,000         3,778,000

     At June 30, 1998, the net unrealized gain (loss) on investments in the underlying funds for both federal income tax and financial reporting purposes were as follows:
================================================================================
                                          Growth          Income   International
                                            Fund            Fund            Fund
Appreciated investments             $716,169,000   $ 135,048,000    $ 4,733,000
Depreciated investments                       --     (11,868,000)    (3,474,000)
Net unrealized gain (loss)          $716,169,000   $ 123,180,000    $ 1,259,000

NOTE 3 - RELATED PARTIES

     T. Rowe Price Associates, Inc. (T. Rowe Price) is the investment manager for Spectrum Growth and Spectrum Income Funds, and also serves as manager for the domestic underlying funds. Rowe Price-Fleming International, Inc. (Price-Fleming) is the investment manager for Spectrum International Fund, and also serves as manager for the international underlying funds. T. Rowe Price and its wholly-owned subsidiaries provide transfer and dividend disbursing agent, accounting, shareholder, administrative, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of T. Rowe Price, Price-Fleming, and the underlying funds.

     The Spectrum Funds pay no management fees; however, T. Rowe Price and Price-Fleming receive management fees from managing the underlying funds. In addition, expenses associated with the operation of the Spectrum Funds are borne by each underlying fund in proportion to the average daily value of its shares owned by the Spectrum Funds, pursuant to special servicing agreements between and among the corporation, the underlying funds, T. Rowe Price, and, in the case of Spectrum International, Rowe Price-Fleming. Therefore, the Spectrum Funds each operate at a zero expense ratio, although the valuations of the underlying funds reflect the impact of Spectrum investments on management fees and other expenses of the underlying funds.

     The Spectrum Funds do not invest in underlying funds for the purpose of exercising management or control; however, investments by Spectrum within the set limits may represent a significant portion of an underlying fund's net assets. At June 30, 1998, Spectrum International Fund held less than 25% of the outstanding shares of any underlying fund; Spectrum Growth Fund held approximately 45% of the outstanding shares of the T. Rowe Price Mid-Cap Value Fund, and Spectrum Income Fund held approximately 61% of the outstanding shares of the T. Rowe Price U.S. Treasury Long-Term Fund, 47% of the T. Rowe Price Emerging Markets Bond Fund, 40% of the T. Rowe Price GNMA Fund, 35% of the T. Rowe Price New Income Fund, and 27% of the T. Rowe Price High Yield Fund.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------
Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

          TELE*ACCESS [REGISTRATION MARK] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          INTERNET. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).

ACCOUNT SERVICES

          CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

          AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

          AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

          DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

          INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

          TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

Investment Information

          COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

          PERFORMANCE   UPDATE  This  quarterly  report  reviews  recent  market
          developments and provides comprehensive performance information for every T. Rowe Price fund.

          INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

          DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

    *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New  Horizons***
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value***
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond +
International Bond

MONEY MARKET FUNDS ++
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Formerly named Equity Index.
** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***  Closed to new investors.

+    Formerly named Global Government Bond.

++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage
--------------------------------------------------------------------------------
DISCOUNT BROKERAGE

A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-as well as mutual funds at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

     AUTOMATED TELEPHONE and Internet Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs provide additional savings on commissions.**

     INVESTOR INFORMATION A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     DIVIDEND REINVESTMENT Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.

**   Discount applies to our current commission schedule.  All trades subject to
     a  $35   minimum   commission   except   equity   trades   placed   through
     Internet-Trader, which are subject to a $29.95 minimum commission.

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FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Spectrum Funds.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           C08-051  6/30/98